                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A
                      AMENDMENT NO. 1 TO REPORT ON FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934




        Date of Report (Date of earliest event reported): March 29, 1996



                                DENAMERICA CORP.
                               -----------------
             (Exact name of registrant as specified in its charter)



         GEORGIA                        1-13226                  58-1861457
- ----------------------------     ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)     (IRS Employer ID No.)
  of incorporation)


         7373 N. Scottsdale Road, Suite D-120, Scottsdale, Arizona 85253
         ---------------------------------------------------------------
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (602) 483-7055


                        American Family Restaurants, Inc.
                       3000 Northwoods Parkway, Suite 235
                             Norcross, Georgia 30071
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                DENAMERICA CORP.

                                   FORM 8-K/A

                                 CURRENT REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

THE MERGER

         Pursuant to the Amended and Restated Agreement and Plan of Merger dated as of August 9, 1995 (the "Merger Agreement") between American Family Restaurants, Inc. ("AFR") and Denwest Restaurant Corp. ("DRC"), on March 29, 1996 DRC merged with and into AFR, with AFR as the surviving corporation (the "Merger"). In connection with the Merger, the name of AFR was changed to DenAmerica Corp. (the "Company").

         Prior to the merger, DRC operated 102 family-oriented, full-service restaurants in 21 states in the western and midwestern United States. Of the 102 restaurants, 82 are Denny's restaurants and 20 currently are operated under the "Kettle" trade name. The Company intends to continue operating the restaurants previously operated by DRC.

ACCOUNTING TREATMENT

         As a result of the Merger, the former shareholders of DRC currently own an aggregate of approximately 53.0% of the Company's outstanding Common Stock. Accordingly, the Merger has been accounted for as a reverse purchase under generally accepted accounting principals, pursuant to which DRC is considered the acquiring company for accounting purposes, even though the Company is the surviving legal entity. As a result, the historical financial statements of DRC will be the continuing historical financial statements of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
         EXHIBITS.

(A)      FINANCIAL STATEMENTS OF DENWEST RESTAURANT CORP.(1)

             Independent Auditors' Report
             Consolidated Balance Sheets as of December 28, 1994 and
               December 27, 1995
             Consolidated Statements of Operations for the Years
               Ended December 30, 1993, December 28, 1994, and December 27, 1995
             Consolidated Statements of Shareholders' Equity for the Years
               Ended December 30, 1993, December 28, 1994, and December 27, 1995
             Consolidated Statements of Cash Flows for the Years Ended
               December 30, 1993, December 28, 1994, and December 27, 1995
             Notes to Financial Statements

             (1) Incorporated by reference to the Registrant's Transition Report on Form 10-K as filed on June 12, 1996.

(B)      PRO FORMA FINANCIAL STATEMENTS.

             Introduction
             Unaudited Condensed Consolidated Pro Forma Statement of
               Operations For the Year Ended December 27, 1995
             Unaudited Condensed Consolidated Statement of Operations For
               the Three Months Ended March 27, 1996
             Notes to Unaudited Condensed Consolidated Pro Forma Statements
               of Operations

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
                                DENAMERICA CORP.
                        UNAUDITED CONDENSED CONSOLIDATED
                       PRO FORMA STATEMENTS OF OPERATIONS


INTRODUCTION

         The following unaudited condensed consolidated pro forma statements of operations of DenAmerica Corp. for the year ended December 27, 1995 and the three months ended March 27, 1996, give effect to (i) the issuance of securities as contemplated by the Merger; (ii) the reverse purchase accounting for the acquisition of AFR by DRC; and (iii) a net reduction in operating expenses after the Merger. The AFR financial statements for the fiscal year ended December 27, 1995 represent AFR's financial statements for the fiscal year ended September 27, 1995. The unaudited condensed consolidated pro forma statements of operations presented herein do not purport to represent what the Company's actual results of operations would have been had the Merger occurred on those dates or to project the Company's results of operations for any future period.

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
                                DENAMERICA CORP.
                        UNAUDITED CONDENSED CONSOLIDATED
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 27, 1995
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                                            HISTORICAL
                                                  -----------------------------      PRO FORMA               PRO
                                                        AFR              DRC        ADJUSTMENTS             FORMA
                                                        ---              ---        -----------             -----
Restaurant sales:
Denny's restaurants                               $     74,679     $     70,429     $        -         $   145,108
Non-Denny's restaurants                                 32,218            4,254              -              36,472
                                                  ------------     ------------     ----------         -----------
    Total restaurant sales                             106,897           74,683              -             181,580
Restaurant operating expenses:
    Cost of food and beverage                           30,529           20,343           (328)(a)          50,544
    Payroll and payroll related costs                   36,329           25,025           (164)(b)          61,190
    Charge for impaired assets                              -               523              -                 523
    Depreciation and amortization                        3,462            2,936           (212)(c)           6,186
    Other restaurant operating costs                    27,654           19,213           (239)(d)          46,628
                                                  ------------     ------------     ----------         -----------
      Total restaurant costs and expenses               97,974           68,040           (943)            165,071
                                                  ------------     ------------     ----------         -----------
    Restaurant operating income                          8,923            6,643            943              16,509
Administrative expenses                                  5,166            3,380         (1,869)(e)           6,677
                                                  ------------     ------------     ----------         -----------
Operating income                                         3,757            3,263          2,812               9,832
Other income                                               156               -               -                 156
Interest expense, net                                   (1,714)          (2,467)        (3,640)(f)          (8,356)
                                                            -                -            (535)(g)               -
                                                  ------------     ------------     ----------         -----------
Income (loss) before minority interest
    in joint ventures and income taxes                   2,199              796         (1,363)              1,632
Minority interest in joint ventures                         85             (291)             -                (206)
                                                  ------------     ------------     ----------         -----------
Income (loss) before income taxes                        2,284              505         (1,363)              1,426
Income taxes                                               578              305           (341)(h)             542
                                                  ------------     ------------     ----------         -----------
Net income (loss)                                 $      1,706     $        200     $   (1,022)        $       884
                                                  ============     ============     ==========         ===========
Income per common and common
    equivalent share                              $       0.28                                         $      0.07
                                                  ============                                         ===========
Weighted average number of common and
    common equivalent shares outstanding(i)          6,171,444                                          13,108,944
                                                  ============                                         ===========


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
                               DENAMERICA CORP.
                       UNAUDITED CONDENSED CONSOLIDATED
                      PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED MARCH 27, 1996
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            HISTORICAL
                                                  -----------------------------      PRO FORMA             PRO
                                                        AFR              DRC        ADJUSTMENTS           FORMA
                                                        ---              ---        -----------           -----
Restaurant sales:
Denny's restaurants                               $     20,417     $     18,156     $          -      $   38,573
Non-Denny's restaurants                                  8,047            2,005                -          10,052
                                                  ------------     ------------     ------------     -----------
    Total restaurant sales                              28,464           20,161                -          48,625
Restaurant operating expenses:
    Cost of food and beverage                            8,628            5,632              (79)(a)      14,181
    Payroll and payroll related costs                   11,686            7,260                - (b)      18,946
    Depreciation and amortization                        1,134              916             (322)(c)       1,728
    Other restaurant operating costs                     8,726            5,484                - (d)      14,210
                                                  ------------     ------------     ------------     -----------
      Total restaurant costs and expenses               30,174           19,292             (401)         49,065
                                                  ------------     ------------     ------------     -----------
    Restaurant operating income                         (1,710)             869              401            (440)
Administrative expenses                                  1,687            1,047             (467)(e)       2,267
                                                  ------------     ------------        ---------     -----------
Operating income                                        (3,397)            (178)             868          (2,707)
Other income                                                31                -                -              31
Interest expense, net                                     (593)            (860)            (910)(f)      (2,497)
                                                             -                -             (134)              -
                                                  ------------     ------------     ------------     -----------
Income (loss) before minority interest
    in joint ventures and income taxes                  (3,959)          (1,038)            (176)         (5,173)
Minority interest in joint ventures                         95                2               -               97
                                                  ------------     ------------     ------------     -----------
Income (loss) before income taxes                       (3,864)          (1,036)            (176)         (5,076)
Income taxes                                            (1,546)            (359)             (14)(h)      (1,919)
                                                  ------------     ------------     ------------     -----------
Income (loss) from continuing operations          $     (2,318)    $       (677)    $       (162)    $    (3,157)
                                                  ============     ============     ============     ===========
Income (loss) from continuing operations
    per common and common equivalent share        $      (0.38)                                      $     (0.24)
                                                  ============                                       ===========
Weighted average number of common and
    common equivalent shares outstanding(i)          6,171,444                                        13,108,944
                                                  ============                                       ===========

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                                DENAMERICA CORP.
                    NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                       PRO FORMA STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

    The following explanations serve to describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations of AFR and DRC for the year ended December 27, 1995 and the three months ended March 27, 1996:

                                                                    FISCAL               THREE
                                                                  YEAR ENDED         MONTHS ENDED
                                                                 DEC. 27, 1995       MAR. 27, 1996
                                                                 -------------       -------------
(a)  Adjust food costs for discounts not taken by AFR             $       (328)     $         (79)
                                                                  ============      =============

(b)  Adjustment for inclusion of DRC employees under
         the new workers' compensation costs                      $       (164)     $          -
                                                                  ============      ============

(c)  Adjustment for new depreciation and amortization for AFR
         Property and equipment                                          1,700                425
         Goodwill                                                        1,550                387
                                                                  ------------      -------------
                                                                         3,250                812
         Amount recorded in financial statements                         3,462              1,134
                                                                  ------------      -------------
         Pro forma adjustment                                     $       (212)     $        (322)
                                                                  ============      =============

(d)  Adjustment for inclusion of DRC under the new insurance      $       (239)     $          -
                                                                  ============      =============

(e)  Adjustment for consolidation of administrative expenses      $     (1,869)     $        (467)
                                                                  ============      =============

(f)  Adjustment for additional interest on subordinated notes
         Interest expense at 13%                                         3,153                788
         Amortization of discount                                          487                122
                                                                  ------------      -------------
                                                                  $      3,640      $         910
                                                                  ============      =============
(g)  Adjustment for additional interest expense
         Additional borrowings of $5,096 for Merger-related
         expenses at an effective rate of 10.5%                   $        535      $         134
                                                                  ============      =============

(h)  Adjustment for income taxes for above adjustments
         at an effective rate of 38%                              $       (341)     $         (14)
                                                                  ============      =============
(i)  The weighted average number of common shares
     outstanding includes the number of common shares of AFR
     outstanding as of the Merger increased by the number of
     shares issued to the former shareholders of DRC in
     connection with the Merger

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
(C)      EXHIBITS.


EXHIBIT NO.                          DESCRIPTION OF EXHIBIT
- -----------                          ----------------------
   2.1         Amended and Restated Agreement and Plan of Merger, dated as of
               August 9, 1995, between American Family Restaurants, Inc. and
               Denwest Restaurant Corp.(1)

   3.3         Certificate of Merger of Denwest Restaurant Corp. into American
               Family Restaurants, Inc.(2)

   4.1 Form of Indenture between DenAmerica Corp. and State Street Bank and Trust Company, as trustee, relating to the Series A Notes
               (including the Form of Series A Note).(2)

   4.2 Form of Indenture between DenAmerica Corp. and State Street Bank and Trust Company, as trustee, relating to the Series B Notes
               (including the Form of Series B Note).

   4.3         Form of Series A Common Stock Purchase Warrant.(1)

   4.4         Form of Series B Common Stock Purchase Warrant.(1)

   4.5         Common Stock Purchase Warrant dated March 29, 1996, issued to
               Banque Paribas.(2)

   10.90 Intercreditor Agreement among DenAmerica Corp., certain holders of DenAmerica's Series B Notes, and State Street Bank and Trust
               Company.(2)

   10.92       Credit Agreement dated as of February 29, 1996, among DenAmerica
               Corp., the Banks named therein, and Banque Paribas, as Agent
               (including the Form of Term Note, Form of Revolving Note, and
               Form of Delayed Draw Term Note).(2)

   10.93       Security Agreement dated as of February 29, 1996, between
               DenAmerica Corp. and Banque Paribas, as Agent.(2)

   10.94       Form of Senior Intercreditor Agreement among Banque Paribas, as
               Agent, the holders of Series A Notes, and State Street Bank and
               Trust Company.(2)

   10.95       Stock Option Agreement dated March 29, 1996, between DenAmerica
               Corp. and William G. Cox.

   23.1        Consent of Deloitte & Touche LLP.

- ----------
(1) Incorporated by reference to the Exhibits to the Registrant's Registration Statement on Form S-4, File No. 33-00216, and Amendment No. 1 thereto, as filed on January 10, 1996 and February 1, 1996, respectively.

(2) Incorporated by reference to the Registrant's Report on Form 8-K as filed on April 15, 1996.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 11, 1996                      DENAMERICA CORP.


                              By: /s/ Todd S. Brown
                                 ------------------------------------------
                                      Todd S. Brown
                                      Vice President and Chief Financial Officer

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